Defined Benefit Pension Plans	12 Months Ended
Jun. 30, 2012
Defined Benefit Pension Plans

Note 16 Defined Benefit Pension Plans

The company sponsors a number of U.S. and Canadian pension plans to provide retirement benefits to certain employees. The benefits provided under these plans are based primarily on years of service and compensation levels.

Measurement Date and Assumptions A fiscal year end measurement date is utilized to value plan assets and obligations for all of the company’s defined benefit pension plans.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations of continuing operations were as follows:

	2012	2011	2010
Net periodic benefit cost
Discount rate	5.5%	5.4%	6.5%
Long-term rate of return on plan assets	6.5	7.3	7.6
Rate of compensation increase	NA	NA	3.5
Plan obligations
Discount rate	4.2%	5.5%	5.4%
Rate of compensation increase	NA	NA	NA

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Compensation increase assumptions are based upon historical experience and anticipated future management actions. Compensation changes for participants in the U.S. plans no longer have an impact on the benefit cost or plan obligations as the participants in the U.S. salaried plan will no longer accrue additional benefits. In determining the long-term rate of return on plan assets, the company assumes that the historical long-term compound growth rates of equity and fixed-income securities and other plan investments will predict the future returns of similar investments in the plan portfolio. Investment management and other fees paid out of plan assets are factored into the determination of asset return assumptions.

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost for continuing operations were as follows:

(in millions)	2012	2011	2010
Components of defined benefit net periodic benefit cost
Service cost	$9	$7	$17
Interest cost	73	73	75
Expected return on assets	(86)	(81)	(66)
Amortization of
Prior service cost	1	1	(2)
Net actuarial loss	3	13	33
Net periodic benefit cost	$–	$13	$57

In 2012, the company recognized $1 million of settlement losses associated with plan settlements resulting from the payment of lump-sum benefits to plan participants. The disposition of the North American fresh bakery business resulted in the recognition of a $36 million net settlement loss in 2012 as a result of the assumption of the related plan liabilities by the buyer. In 2011, the company recognized a curtailment loss of $5 million associated with the fresh bakery businesses as a result of the expected decline in expected years of future service associated with the planned disposition of this business. The amounts recognized in 2011 are being reported as part of the results of discontinued operations. See Note 5 – “Discontinued Operations” for additional information.

In March 2010, the company announced changes to its U.S. defined benefit pension plans for salaried employees whereby participants would no longer accrue benefits under these plans. All future retirement benefits will be provided through a defined contribution plan. The benefit plan changes resulted in the elimination of any expected years of future service associated with these plans. As a result, a pretax curtailment gain of $25 million was recognized, of which $20 million impacted continuing operations and $5 million impacted discontinued operations. The curtailment gain resulted from the recognition of $3 million of previously unamortized net prior service credits associated with these benefit plans as well as a $22 million reduction in the projected benefit obligation associated with one of the plans.

In 2010, the company also recognized a curtailment loss of $10 million associated with its household and body care businesses as a result of the expected decline in expected years of future service. This amount is being reported as part of the results of discontinued operations. See Note 5 – “Discontinued Operations” for additional information.

The net periodic benefit cost associated with the North American fresh bakery operations are recognized in discontinued operations as the buyer assumed all of the pension liabilities associated with those businesses.

The net periodic benefit cost of the defined benefit pension plans in 2012 was $13 million lower than in 2011. The decrease was primarily due to a reduction in the amortization of net actuarial losses due to actuarial gains recognized during 2011, which reduced the amount of actuarial losses to be amortized as of the end of 2011.

The net periodic benefit cost of the company’s defined benefit pension plans in 2011 was $44 million lower than in 2010. The decrease was primarily due to an increase in expected return on assets due to an increase in plan assets resulting from improved assets returns as well as a $200 million contribution into the U.S. plans in the fourth quarter of 2010. The benefit costs were also favorably impacted by a reduction in service cost and amortization due to the freezing of the U.S salaried pension plan, which not only reduced the amount of actuarial loss to be amortized but also increased the period of time over which the amount is to being amortized.

The amount of prior service cost and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost in continuing operations during 2013 is $1 million and $5 million, respectively.

The funded status of defined benefit pension plans at the respective year-ends was as follows:

(in millions)	2012	2011
Projected benefit obligation
Beginning of year	$1,377	$1,378
Service cost	9	7
Interest cost	73	73
Plan amendments/Other	1	8
Benefits paid	(73)	(64)
Actuarial (gain) loss	294	(26)
Foreign exchange	(1)	1
End of year	$1,680	$1,377

(in millions)	2012	2011
Fair value of plan assets:
Beginning of year	$1,259	$1,136
Actual return on plan assets	321	180
Employer contributions	9	6
Benefits paid	(73)	(64)
Foreign exchange	(1)	1
End of year	1,515	1,259
Funded status	$(165)	$(118)

(in millions)	2012	2011
Amounts recognized on the Consolidated Balance Sheets
Noncurrent asset	$5	$8
Accrued liabilities	(4)	(6)
Pension obligation	(166)	(120)
Net asset (liability) recognized	$(165)	$(118)
Amounts recognized in Accumulated Other Comprehensive Income
Unamortized prior service cost	$7	$7
Unamortized actuarial loss, net	263	220
Total	$270	$227

The underfunded status of the plans increased from $118 million in 2011 to $165 million in 2012, due to a $303 million increase in plan obligations resulting from $294 million of actuarial losses driven by the decline in the discount rate which was only partially offset by a $256 million increase in plan assets. The increase in plan assets was the result of the strong investment performance during the year.

The accumulated benefit obligation is the present value of pension benefits (whether vested or unvested) attributed to employee service rendered before the measurement date and based on employee service and compensation prior to that date. The accumulated benefit obligation differs from the projected benefit obligation in that it includes no assumption about future compensation levels. The accumulated benefit obligations of the company’s pension plans as of the measurement dates in 2012 and 2011 were $1.680 billion and $1.376 billion, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were:

(in millions)	2012	2011
Projected benefit obligation	$1,351	$1,113
Accumulated benefit obligation	1,350	1,113
Fair value of plan assets	1,180	987

Plan Assets, Expected Benefit Payments and Funding

The fair value of pension plan assets as of June 30, 2012 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities:
Non-U.S. securities – pooled funds	$ 38	$ 38	$–
Fixed income securities:
Government bonds	247	247	–
Corporate bonds	934	934	–
U.S. pooled funds	168	168	–
Non-U.S. pooled funds	–	–	–
Total fixed income securities	1,349	1,349	–
Real estate	21	21	–
Cash and equivalents	14	14	–
Derivatives	83	74	9
Other	10	10	–
Total fair value of assets	$1,515	$1,506	$9

The fair value of pension plan assets as of July 2, 2011 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities:
Non-U.S. securities – pooled funds	$ 45	$ 45	$ –
Fixed income securities:
Government bonds	110	110	–
Corporate bonds	829	829	–
U.S. pooled funds	157	157	–
Non-U.S. pooled funds	–	–	–
Total fixed income securities	1,096	1,096	–
Real estate	20	20	–
Cash and equivalents	6	6	–
Derivatives	81	61	20
Other	11	11	–
Total fair value of assets	$1,259	$1,239	$20

Level 1 assets were valued using market prices based on daily net asset value (NAV) or prices available through a public stock exchange. Level 2 assets were valued primarily using market prices, derived from either an active market quoted price, which may require adjustments to account for the attributes of the asset, or an inactive market transaction. The company did not have any level 3 assets, which would include assets for which values are determined by non-observable inputs. See Note 15 – Financial Instruments for additional information as to the fair value hierarchy.

The percentage allocation of pension plan assets based on a fair value basis as of the respective year-end measurement dates is as follows:

	2012	2011
Asset category
Equity securities	6%	3%
Debt securities	91	89
Real estate	1	2
Cash and other	2	6
Total	100%	100%

The overall investment objective is to manage the plan assets so that they are sufficient to meet the plan’s future obligations while maintaining adequate liquidity to meet current benefit payments and operating expenses. The actual amount for which these obligations will be settled depends on future events and actuarial assumptions. These assumptions include the life expectancy of the plan participants and salary inflation. The resulting estimated future obligations are discounted using an interest rate curve that represents a return that would be required from high quality corporate bonds. The company has adopted a liability driven investment (LDI) strategy which consists of investing in a portfolio of assets whose performance is driven by the performance of the associated pension liability. This means that plan assets managed under an LDI strategy may underperform general market returns, but should provide for lower volatility of funded status as its return matches the pension liability movement. Over time, as pension obligations become better funded, the company will further de-risk its investments and increase the allocation to fixed income.

As noted in the above table, on an aggregate fair value basis, the plan is currently at 91% fixed income securities and 6% equity securities. On a notional value basis, the plan assets include investments in equity market futures which effectively moves the asset allocation to the established targets of 84% fixed income and 9% equity. Fixed income securities can include, but are not limited to, direct bond investments, pooled or indirect bond investments and cash. Other investments can include, but are not limited to, international and domestic equities, real estate, commodities and private equity. Derivative instruments may also be used in concert with either fixed income or equity investments to achieve desired exposure or to hedge certain risks. Derivative instruments can include, but are not limited to, futures, options, swaps or swaptions. The assets are managed by professional investment firms and performance is evaluated against specific benchmarks. The responsibility for the investment strategies typically lies with a committee and the composition of the committee depends on plan jurisdiction.

Pension assets at the 2012 and 2011 measurement dates do not include any direct investment in the company’s debt or equity securities. Substantially all pension benefit payments are made from assets of the pension plans. It is anticipated that the future benefit payments will be as follows: $69 million in 2013, $71 million in 2014, $74 million in 2015, $77 million in 2016, $81 million in 2017 and $450 million from 2018 to 2022. The company expects to contribute approximately $4 million of cash to its pension plans in 2013.

Defined Contribution Plans The company sponsors defined contribution plans, which cover certain salaried and hourly employees. The company’s cost is determined by the amount of contributions it makes to these plans. The amounts charged to expense for contributions made to these defined contribution plans related to continuing operations totaled $21 million in 2012, $27 million in 2011 and $25 million in 2010.

Multi-employer Plans

The company participates in a multi-employer plan that provides defined benefits to certain employees covered by collective bargaining agreements. Such plans are usually administered by a board of trustees composed of the management of the participating companies and labor representatives. In September 2011, the FASB issued guidance for disclosures of multiemployer pension and other postretirement benefit plans. The guidance requires an employer to provide additional quantitative and qualitative disclosures for these plans that provide more detailed information about an employer’s participation in these types of plans.

The company previously contributed to several multiemployer defined benefit pension plans under the terms of collective-bargaining agreements that covered various union-represented employees but currently only contributes to one of these plans. The risks of participating in these multiemployer plans are different from single-employer plans. Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligation of the plan may be borne by the remaining participating employers. If we stop participating in a plan, we may be required to pay that plan an amount based on the underfunded status of the plan, referred to as a withdrawal liability. None of the contributions to the pension funds for continuing operations was in excess of 5% or more of the total plan contributions for plan years 2012, 2011 and 2010. There are no contractually required minimum contributions to the plans as of June 30, 2012.

The net pension cost of these plans is equal to the annual contribution determined in accordance with the provisions of negotiated labor contracts. The contributions for plans related to continuing operations were $2 million in 2012, $3 million in 2011 and $4 million in 2010. Assets contributed to such plans are not segregated or otherwise restricted to provide benefits only to the employees of the company. The future cost of these plans is dependent on a number of factors including the funded status of the plans and the ability of the other participating companies to meet ongoing funding obligations.

The company’s participation in these multiemployer plans for fiscal 2012 is outlined below. The EIN/Pension Plan Number column provides the Employer Identification Number (EIN) and the three digit plan number, if applicable. Unless otherwise noted, the most recent PPA zone status available in 2012 and 2011 is for the plan’s year beginning January 1, 2012 and 2011, respectively. The zone status is based on information that the company has received from the plan and is certified by plans’ actuaries. Among other factors, plans in the red zone are generally less than 65 percent funded, plans in the yellow zone are less than 80 percent funded and plans in the green zone are at least 80 percent funded. The FIP/RP Status Pending/Implemented column indicates plans for which a financial improvement plan (FIP) or rehabilitation plan (RP) is either pending or has been implemented. The last column lists the expiration date(s) of the collective-bargaining agreements to which the plans are subject. There have been no significant changes that affect the comparability of contributions from year to year.

	EIN/Pension Plan	PPA Zone Status		FIP/RP Status	Contributions (in millions)			Surcharge	Expiration Date of Collective
	Number	2012	2011	Pending/Implemented	2012	2011	2010	Imposed	Bargaining Agreement
Pension Fund Plan Name:
Bakery and Confectionary Union & Industry Intl Pension Fund	52-6118572/001	Red	Green	Pending – No later than Nov. 2012	$2	$2	$3	5% - June 1 - Dec. 31 2012; 10% in 2013	October 2014
All other plans					–	1	1	N/A	N/A

In addition to regular contributions, the company could be obligated to pay additional contributions (known as complete or partial withdrawal liabilities) if a multi-employer pension plan (MEPP) has unfunded vested benefits. The company recognized a partial withdrawal liability of $22 million in 2010 related to one collective bargaining agreement. The charge was recognized in the results of discontinued operations in the Consolidated Statements of Income as it related to the North American fresh bakery business.